UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K dated March 18, 2004 and filed March 22, 2004 of Marathon Oil Corporation (“Marathon”) is being filed to reclassify Exhibits 10.1, 10.2, 10.3 and 10.4 as Exhibits 2.2, 2.3, 2.4 and 2.5, respectively. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the text of the amended item is set forth in its entirety in the pages attached hereto. In addition, the Amended and Restated Limited Liability Company Agreement of Marathon Ashland Petroleum LLC and the Put/Call Registration Rights and Standstill Agreement were filed as Exhibits 10(n) and 10(o), respectively, on Form 10-K for the year ended December 31, 2003 and are being refiled to include all attachments.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits

2.1	Master Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC (the “Master Agreement”).

2.2*	Tax Matters Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC.

2.3*	Assignment and Assumption Agreement (VIOC Centers) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.4*	Assignment and Assumption Agreement (Maleic Business) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.5*	Amendment No. 2 dated as of March 18, 2004 to the Amended and Restated Limited Liability Company Agreement dated as of December 31, 1998 of Marathon Ashland Petroleum LLC, by and between Ashland Inc. and Marathon Oil Company.

10.1	Amended and Restated Limited Liability Company Agreement of Marathon Ashland Petroleum LLC, dated as of December 31, 1998.

10.2	Put/Call, Registration Rights and Standstill Agreement dated as of January 1, 1998 among Marathon Oil Company, USX Corporation, Ashland, Inc. and Marathon Ashland Petroleum LLC.

*	Marathon agrees to furnish supplementally a copy of any omitted schedule to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: November 29, 2004	By:	/s/ A. G. ADKINS
A. G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

2.1	Master Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC (the “Master Agreement”).

2.2*	Tax Matters Agreement dated as of March 18, 2004, among Ashland Inc., ATB Holdings Inc., EXM LLC, New EXM Inc., Marathon Oil Corporation, Marathon Oil Company, Marathon Domestic LLC and Marathon Ashland Petroleum LLC.

2.3*	Assignment and Assumption Agreement (VIOC Centers) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.4*	Assignment and Assumption Agreement (Maleic Business) dated as of March 18, 2004, between Ashland Inc. and ATB Holdings Inc.

2.5*	Amendment No. 2 dated as of March 18, 2004 to the Amended and Restated Limited Liability Company Agreement dated as of December 31, 1998 of Marathon Ashland Petroleum LLC, by and between Ashland Inc. and Marathon Oil Company.

10.1	Amended and Restated Limited Liability Company Agreement of Marathon Ashland Petroleum LLC, dated as of December 31, 1998.

10.2	Put/Call, Registration Rights and Standstill Agreement dated as of January 1, 1998 among Marathon Oil Company, USX Corporation, Ashland, Inc. and Marathon Ashland Petroleum LLC.

*	Marathon agrees to furnish supplementally a copy of any omitted schedule to the United States Securities and Exchange Commission upon request.